UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 2, 2010

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 2, 2010, IDACORP, Inc. (“IDACORP”) and Idaho Power Company (“IPC”) each entered into an amendment to their respective credit agreements dated as of April 25, 2007 with Wachovia Bank, National Association, as administrative agent, and the other financial institutions party thereto.

•The definition of “Reportable Event” in Section 1.1 of each credit agreement was amended as follows:

2007 Credit Agreement

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

2010 Amendment

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event.

•The representation in Section 5.9 was amended as follows:

2007 Credit Agreement

5.9       ERISA.  The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $75,000,000.  Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $25,000,000 in the aggregate.  Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

2010 Amendment

5.9       ERISA.  Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $25,000,000 in the aggregate.  Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.  Neither the Borrower nor any member of the Controlled Group has (i) failed to meet the minimum funding standard of Section 412(a) of the Code or Section 302(a) of ERISA with respect to any Plan, or (ii) sought or been granted a funding waiver under Section 412(c) of the Code or Section 302(c) of ERISA with respect to any Plan.

•The default set forth in clause (k) of Article 7 was amended as follows:

2007 Credit Agreement

(k)        The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $75,000,000 or any Reportable Event shall occur in connection with any Plan, or the Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $25,000,000.

2010 Amendment

(k)        Any Reportable Event shall occur in connection with any Plan, or the Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $25,000,000; the Borrower or any member of the Controlled Group has failed to meet the minimum funding standard of Section 412(a) of the Code or Section 302(a) of ERISA with respect to any Plan, or sought or been granted a funding waiver under Section 412(c) of the Code or Section 302(c) of ERISA with respect to any Plan; or the Borrower or any member of the Controlled Group has provided to affected parties a notice of intent to terminate a Plan under Section 4041 of ERISA or has received notice from the PBGC that the PBGC has instituted or intends to institute proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan, and the Unfunded Liabilities with respect to such Plan exceed $75,000,000.

The amendments are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Number	Description
10.1

First Amendment to Amended and Restated Credit Agreement dated as of February 2, 2010 by and among IDACORP, Inc., the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders

10.2

First Amendment to Amended and Restated Credit Agreement dated as of February 2, 2010 by and among Idaho Power Company, the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  February 8, 2010

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President -
Administrative Services
and Chief Financial Officer

INDEX TO EXHIBITS

Number	Description
10.1

First Amendment to Amended and Restated Credit Agreement dated as of February 2, 2010 by and among IDACORP, Inc., the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders

10.2

First Amendment to Amended and Restated Credit Agreement dated as of February 2, 2010 by and among Idaho Power Company, the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders